W: moonlaketx.com | E: info@moonlaketx.com© 2023 | Proprietary | MoonLake TX MoonLake Immunotherapeutics R&D Day Webcast Presentation Document – Results ARGO trial November 6th 2023

Welcome to our R&D Day

MoonLake

Date: November 6th, 2023
Time: 8am EDT
Location: Nasdaq (Webcast)


Next-Level Therapies
To Elevate Care
in Inflammatory Diseases
MoonLake
moonlaketx.com
Nasdaq

Topic	Sub-topics	Lead	Timing
Intro	- Key messages	Jorge Santos da Silva	5 mins
PsA – ARGO trial Primary Endpoint Readout	- ARGO's profile, incl. baseline - Efficacy data at primary & secondary endpoints - Safety data & other secondaries - Discussing impact of ARGO in PsA	Kristian Reich	30 mins
Moving Forward	- Conclusions - Overall value of MLTX - Path forward	Jorge Santos da Silva	10 mins
Q&A		Matthias Bodenstedt	To end

Source: MoonLake Corporate

© 2023 | Proprietary | MoonLake TX
2

Source: © 2023 | Proprietary | MoonLake TXMoonLake Corporate 3 Disclaimer Forward Looking Statements Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: plans for clinical trials and research and development programs, including our MIRA trial in HS; the anticipated timing of the results from those trials expected near-term catalysts with respect to our clinical trials; and expectations regarding the time period over which our capital resources will be sufficient to fund our anticipated operations. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate”, “believe”, continue”, “could”, “estimate”, “expect”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “ strive”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that such statement is not forward looking. Forward- looking statements are based on current expectations and assumptions that, while we and our management consider reasonable, as the case may be, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with our business in general and limited operating history, the risk that past results may not be predictive of future results, difficulty enrolling patients in clinical trials, and reliance on third parties to conduct and support our clinical trials, and the other risks described in or incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent filings with the Securities and Exchange Commission. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. We neither undertake nor accept any duty to release publicly any updates or revisions to any forward-looking statements to reflect any change in our expectations or in the events, conditions or circumstances on which any such statement is based. This presentation does not purport to summarize all of the conditions, risks and other attributes of MoonLake Immunotherapeutics. Industry and Market Data Certain information contained in this presentation relates to or is based on studies, publications, surveys and our own internal estimates and research. In this presentation, we rely on, and refer to, publicly available information and statistics regarding market participants in the sector in which we compete and other industry data. Any comparison of us to any other entity assumes the reliability of the information available to us. We obtained this information and statistics from third-party sources, including reports by market research firms and company filings. In addition, all of the market data included in this presentation involve a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our internal research is reliable, such research has not been verified by any independent source and we have not independently verified the information. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but we will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

© 2023 | Proprietary | MoonLake TXSource: Instructions for this session MoonLake Corporate 4 Please take note of the disclaimer on the prior page You can submit your questions through the Q&A function – we will address as many questions as possible at the end of this session For any technical issues during the webcast, please also use the Q&A function to request support The presentation and a replay will be made available on our IR website Other requests should be directed to ir@moonlaketx.com or media@moonlaketx.com

© 2023 | Proprietary | MoonLake TX Introduction 5

PsA: IL-17F dependent multi-domain disease in difficult-to-reach tissues

MoonLake

PsA is a multi-domain deep-tissue disease…



Peripheral arthritis
ACR50
Psoriasis
PASI 90
Disease Activity
Axial disease
Nail psoriasis
Enthesitis
Dactylitis

…with 3x IL-17F vs IL-17A[1]…



IL-17A PsA
IL-17F PsA

…and causing devastating damage



Synovitis

Joint & spine disease



Plaques

(PsA starts as enthesitis[2], with IL-17F producing cells in associated plaques[3] and axial disease[4-6], and with 80% of patients suffering from nail psoriasis[7])



Nail Psoriasis

Market size

0.5% Global prevalence

10+ USD bn sales beyond 2030

Unmet Needs

80% or more patients with multiple disease domains

10% skin involvement in PsA patients – severe skin disease

20% is still standard ACR level of improvement

1 van Baarsen LG, et al. Arthritis Res Ther. 2014; 16:426-436; 2 Schett G, et al. Nature Reviews Rheumatology. 2017; 13:731-741; 3 Prinz JC, et al. J Exp Med. 2020 Jan 6;217(1):e20191397; 4 Sweet K, et al. RMD Open 2021;7e001679; 5 Shao M, et al. Clin Immunol 2020:213:108374; 6 Lories RJ and McInnes IB, Nature Medicine. 2012; 18:1018-1019; 7 Reich K. J Eur Acad Dermatol Venereol. 2009; 23 Suppl 1:15-21; Clinical pictures K. Reich

Source: MoonLake Medical, Clinical pictures K. Reich

© 2023 | Proprietary | MoonLake TX

6

© 2023 | Proprietary | MoonLake TXSource: The key messages MoonLake Corporate 7 MLTX’s ARGO trial is a SUCCESS ▪ Joints: ACR50 primary endpoint met at wk 12 for 60mg and 120mg induction doses – up to 47% ACR50 (p<0.01 vs placebo) ▪ Skin: PASI90 secondary endpoint met at wk 12 also for 60mg and 120mg induction doses – up to 77% PASI90 (p<0.001 vs placebo) ▪ Other secondary end points met at wk 12, wk16 data indicated continued improvement– impact of SLK for PsA patients is clear (e.g., PASI100, ACR70, MDA) ▪ No new safety signals – continues to indicate favorable safety profile MLTX’s SLK Nanobody® continues to open a new era in therapy ▪ Differentiating on multi-domain responses – consistency across skin & joint scores ▪ Potential to use both doses (60mg and 120mg), advantageous for label ▪ Highest numbers on higher level outcomes (e.g., ACR70, PASI100) at week 12 ▪ Impact in important disease activity scores as early as week 12 ▪ Differentiating with favorable safety profile MLTX positioned to become a leader in I&I ▪ Our view: SLK now a leading potential asset in HS, PsA & PsO (all multi-bn markets) ▪ A wealth of potential indications to further pursue ($30bn+) ▪ Soon Ph3-ready in 3+ TAs – expected to start Ph3s in 2024

© 2023 | Proprietary | MoonLake TX ARGO Trial Results 8

ARGO: Phase 2 trial design

MoonLake



Part A
Nov 6th R&D Day
Week 12
Screening
(up to 4 weeks)
Placebo-controlled period
active reference (no H2H)
Placebo/active reference crossover
Safety
Follow-up
~200 PsA patients
R1,2
Group 1
(n=40)
Sonelokimab 120 mg:
Weeks 0, 2, 4, 6, 8, then Q4W
SLK 120mg
K3
Sonelokimab 120 mg: Week 12, Q4W
Adalimumab 40 mg Week 12, Q2W
Inadequate Responders3
Group 2
(n=40)
Sonelokimab 60 mg:
Weeks 0, 2, 4, 6, 8, then Q4W
SLK 60mg
K3
Sonelokimab 60 mg: Week 12, Q4W
Sonelokimab 120 mg: Week 12, Q4W
Inadequate Responders3
Group 3
(n=40)
Sonelokimab 60 mg:
Weeks 0, 4, 8, then Q4W
SLK 60mg
NI
K3
Sonelokimab 60 mg: Week 12, Q4W
Sonelokimab 120 mg, Week 12, Q4W
Inadequate Responders3
Group 4
(n=40)
Placebo
PLC
K3
Sonelokimab 120 mg: Week 12, Q4W
Group 5
(n=40)
Adalimumab 40 mg Q2W
ADA 40mg
K3
Adalimumab 40 mg Week 12, Q2W
Sonelokimab 120 mg: Week 12, Q4W
Inadequate Responders3
Week 0
4
8
12
16
20
24
PE: ACR50
2° EP
2° EP
Focus of today's results

Key design elements of ARGO

- Global study with approx. **50 sites**, with **207 patients** randomized
- **Double-blind, placebo-controlled, active reference arm**
- **Active PsA** (TJC68 ≥3, SJC≥3, current active PsO and/or confirmed PsO)
- **ACR50** as primary endpoint, PASI90 as key secondary endpoint
- **ITT-NRI** primary analysis; Stratification by sex, previous bio use
- Groups 1 ("**SLK 120mg**" with induction) and 2 ("**SLK 60mg**" with induction) are doses previously used in SLK trials
- Group 3 ("**SLK 60mg NI**", no induction) was used to support requirement for induction dosing

Notes: 1 Randomization stratified by sex and prior exposure to biologics; 2 At Week 0/Day 1, all eligible participants were randomized 1:1:1:1:1; 3 In the cross-over period, starting at Week 12, participants on sonelokimab 120 mg who did not achieve an adequate response switched to adalimumab 40 mg Q2W until Week 24; participants on sonelokimab 60 mg (started at baseline Q2W or Q4W) who did not achieve an adequate response switched to sonelokimab 120 mg Q4W until week 24; participants on adalimumab who did not achieve an adequate response switched to sonelokimab 120 mg Q4W until Week 24; an adequate response is defined as a reduction of the tender and swollen joint count of ≥20%. Participants on placebo at Week 12 were switched to sonelokimab Q4W until Week 24

Source: MoonLake Clinical

© 2023 | Proprietary | MoonLake TX

9

Source: © 2023 | Proprietary | MoonLake TXMoonLake Clinical 10 Baseline: All arms of the ARGO trial are well balanced Main arms Active reference Patient characteristics Overall ARGO (n=207) Placebo (n=40) Sonelokimab 60mg NI (n=41) Sonelokimab 60mg (n=41) Sonelokimab 120mg (n=43) Adalimumab (n=42) Age, yrs, mean 49 47 50 48 50 48 Female, % 49 48 51 49 49 50 BMI, kg/m2, mean 29.0 27.9 29.6 27.7 30.3 29.3 Duration of PsA, yrs, mean 5.4 5.7 6.0 6.2 4.9 4.1 Prior biologic use, % 17 15 20 17 19 17 Concomitant non-biologic DMARD, % 70 68 81 63 67 69 Concomitant MTX, % 67 65 78 56 67 67 Tender Joint Count (TJC68), mean 17 17 18 17 17 16 Swollen Joint Count (SJC66), mean 9 9 11 9 9 10 Affected BSA ≥ 3%, % 69 67 78 63 63 76 PASI (BSA ≥ 3%), mean 7.2 7.1 6.7 8.0 7.2 7.3 Nail psoriasis (mNAPSI > 0), % 55 55 59 54 40 67 mNAPSI, mean 13.4 15.2 16.0 11.5 14.4 10.5 Presence of enthesitis (LEI > 0), % 32 36 34 39 26 24 LEI score, mean 2.4 1.9 2.9 2.9 2.7 1.6 Presence of dactylitis, % 12 13 10 12 12 12 Patient Pain (PtAAP), mean 58 56 60 60 55 58 PsA Impact of Disease (PsAID) 12, mean 4.2 3.9 4.3 4.6 3.9 4.5

Source: © 2023 | Proprietary | MoonLake TXMoonLake Clinical Disposition: The ARGO trial has a drop-out of rate of < 4% Disposition (Part A) 11 Note: Part A (week 12)database lock 12th October 2023. AE =Adverse Event, Wdw by S = Withdrawal by Subject; Completed Part A = completed treatment up to Week 10 and completed assessments to Week 12; 1 1x Not Treated, 1x Wdw by S & 1 x Lack of Effect; 2: 1x Protocol withdrawal criteria; 3: 1x AE (not related to treatment) & 1x Wdw by S; 4: 1x Wdw by S 265 Screened 58 screen failed 207 Randomized 40 Placebo 41 Sonelokimab (SLK) 60mg NI (No induction) 41 Sonelokimab (SLK) 60mg 42 Adalimumab 40mg Q2W (reference arm) Completed: 37 Completed: 41 Completed: 40 Completed: 41 Discontinued (3)1 Discontinued (0) Discontinued (1)2 Discontinued (2)3 43 Sonelokimab (SLK) 120mg Completed: 41 Discontinued (1)4 Part B, 24-week data plus FU (Q1/Q2 2024)

Source: © 2023 | Proprietary | MoonLake TXMoonLake Clinical 12 ACR50: SLK reaches the highest scores seen at week 12 37 46 47 SLK 60mg NI SLK 60mg SLK 120mg ARGO ARGO ARGO 40 30 33 35 31 26 Ixekizumab Guselkumab Risankizumab ADEPT FUTURE 2 SPIRIT-P1/P2 BE OPTIMAL / BE COMPLETE DISCOVER 1/2 KEEPSAKE 1/2SELECT 1/2 For reference: ADA 43% ACR50 (ARGO); ADA 46% ACR50 (BE OPTIMAL) ACR50 response (SLK Primary endpoint) Percent (%) pts reaching score, primary analysis 37 38 36 32 Bimekizumab Upadacitinib Note: This is a comparison across trials, with inherent limitations. No head-to-head trials. Multiplicity-controlled p-values from a logistic regression with covariates for sex and prior biologic use 1 Not the primary analysis, estimated from trial published data BE OPTIMAL / BE COMPLETE1 44 43 Bimekizumab 36 Adalimumab 35 Secukinumab At Week 12 Week 16 Week 24 p≤0.01 vs. placebo BKZ BE OPTIMAL (Week 12)

Source: © 2023 | Proprietary | MoonLake TX 37.5 78.0 0 10 20 30 40 50 60 70 80 0 2 4 6 8 10 12 MoonLake Clinical 13 ACR50 primary endpoint responses increase over time ACR20 response Percent (%) pts reaching score, ITT-NRI Weeks Primary endpoint met for 60mg and 120mg – SLK 60mg NI not significantly different from PLC High response levels across all ACR levels measured As expected, 60mg dose of SLK is sufficient to drive promising ACR50 responses Scores increase over time esp. for the higher scores PLC higher vs. 4-13% in similar trials1, and before control with the ADA active reference arm * p<0.001 (60mg) ** p=0.002 (120mg) * ** 20.0 46.5 53.5 0 10 20 30 40 50 60 0 2 4 6 8 10 12 16 ACR50 response (Primary endpoint) Percent (%) pts reaching score, ITT-NRI Weeks * ** * p=0.012 (60mg) ** p=0.009 (120mg) Cross overs PLC SLK 60mg NI SLK 60mg SLK 120mg *, ** multiplicity-controlled p-values from a logistic regression with covariates for sex and prior biologic use. All patients have reached week 16, week 24 database to be locked in Q1 2024 1 Including comparable trials: ADEPT, DISCOVER 1 and 2, SPIRIT-P1, BE OPTIMAL (BKZ, 7%), FUTURE 2, KEEPsAKE 2, SELECT 1 (highest PLC, 13%)

Source: © 2023 | Proprietary | MoonLake TX ACR50 responses at week 16 Percent (%) of patients in each arm, ITT1 MoonLake Clinical 14 Beyond week 12: continued ACR50 improvement for main doses 46.5 53.5 Week 12 Week 16 +7.0 46.3 53.6 Week 12 Week 16 +7.3 SLK ACR50 response increases with monthly maintenance dosing, reaching to 50%+ (60mg NI plateaus at week 16) SLK 120mg (n=43) SLK 60mg (n=41) 1 Subjects who switched treatment at Wk 12 were counted as non-responders at Wk 16. Subjects who ended the study per protocol had their Wk 12 ACR50 response carried forward. All patients have reached week 16, week 24 database to be locked in Q1 2024 Placebo to SLK cross over (n=37) 21.6 62.2 PLC Week 12 ► SLK 120mg Week 16 +40.6

Source: © 2023 | Proprietary | MoonLake TX ACR70 responses at week 16 Percent (%) of patients in each arm, ITT1 MoonLake Clinical 15 Beyond week 12: the same is observed for ACR70 25.6 37.2 Week 12 Week 16 +11.6 29.3 34.1 Week 12 Week 16 +4.8 ACR70 response also continues to increase with monthly maintenance dosing to levels over 35% - above competitors SLK 120mg (n=43) SLK 60mg (n=41) Note: Comparisons across trials, with inherent limitations. No head-to-head trials. 1 Subjects who switched treatment at Wk 12 were counted as non-responders at Wk 16. Subjects who ended the study per protocol had their Wk 12 ACR70 response carried forward. All patients have reached week 16, week 24 database to be locked in Q1 2024 Placebo to SLK cross over (n=37) 13.5 29.7 PLC Week 12 ► SLK 120mg Week 16 +16.2

Source: © 2023 | Proprietary | MoonLake TXMoonLake Clinical 16 SLK reaches the highest PASI90 scores already at week 12 50 77 59 SLK 60mg NI SLK 60mg SLK 120mg ARGO ARGO ARGO 56 45 52 44 55 55 Ixekizumab Guselkumab Risankizumab ADEPT FUTURE 2 SPIRIT-P1/P2 BE OPTIMAL / BE COMPLETE DISCOVER 1/2 KEEPSAKE 1/2SELECT 1/2 For reference: ADA 50% PASI90 (ARGO); ADA 41% PASI90 (BE OPTIMAL) PASI90 response (SLK secondary endpoint) Percent (%) pts reaching score 57 31 60 29 Bimekizumab Upadacitinib Note: This is a comparison across trials, with inherent limitations. No head-to-head trials. Multiplicity-controlled p-values for SLK from a logistic regression with covariates for baseline PASI, sex and prior biologic use 1 Estimated from trial published data BE OPTIMAL / BE COMPLETE1 61 69 Bimekizumab 33 Secukinumab At Week 12 Week 16 Week 24 SLK120mg at 67% at wk16 p<0.001 vs. placebo p=0.003 vs. placebo 30 Adalimumab BKZ BE OPTIMAL (Week 12)

Source: © 2023 | Proprietary | MoonLake TX 84.6 0 10 20 30 40 50 60 70 80 90 0 2 4 6 8 10 12 26.9 MoonLake Clinical 17 ARGO met PASI90 key secondary endpoint in PsA PASI75 response Percent (%) pts reaching score, ITT-NRI Weeks ▪ All doses significantly respond across PASI scores ▪ Above all comparable data for other products at week 12 incl. BKZ ▪ Versus ACR, 60 and 120 mg doses separate for PsA skin lesions ▪ 60mg performs well in terms responses for overall PsA skin lesions at week 12 ▪ A higher dose likely required for PsA subgroups with moderate-to-severe skin involvement and deeper responses * * p<0.001 (60mg) ** p=0.007 (120mg) ** 15 77 73 67 0 10 20 30 40 50 60 70 80 0 2 4 6 8 10 12 16 PASI90 response (Key secondary endpoint) Percent (%) pts reaching score, ITT-NRI Weeks * ** Cross overs PLC SLK 60mg NI SLK 60mg SLK 120mg * p=<0.001 (60mg) ** p=0.003 (120mg) PASI90 multiplicity-controlled and PASI75 nominal p-values from a logistic regression with covariates for sex and prior biologic use. All patients have reached week 16, week 24 database to be locked in Q1 2024

The 120mg is the **most effective dose for moderate-to-severe skin PsO**

MoonLake

PASI responses in ARGO patients with **PASI ≥ 10**

Similar skin to our PsO trial[1]

Percent (%) pts reaching score per arm, Week 12, ITT-NRI



Placebo
SLK 60mg (NI)
SLK 60mg
SLK 120mg
p=0.02
vs. placebo
p=0.05
vs. placebo
0
57
83
86
PASI90
p=0.07
vs. placebo
0
29
17
57
PASI100

Whereas 60mg is sufficient for overall PsA population, **120mg is still most effective for PsO** (as per our 313 patient Phase 2b[1])

Nominal P values from a logistic regression with covariates for baseline PASI, sex, prior biologic use, treatment and treatment by baseline PASI interaction

1 Papp et al. Lancet. 2021;397:1564–75

Source: MoonLake Clinical

© 2023 | Proprietary | MoonLake TX
18

Beyond week 12: Cross overs show continued PASI90 improvement

MoonLake

PASI90 responses at week 16

Percent (%) of patients in each arm, ITT



Placebo to SLK cross over
(n=24)
+29.1
45.8
16.7
PLC Week 12
▶ SLK 120mg Week 16
SLK 60mg
(n=26)
76.9
73.1
Week 12
Week 16
SLK 120mg
(n=27)
+7.4
66.7
59.3
Week 12
Week 16

Placebo **switch to SLK** rapidly elevates PASI90 responses
All monthly doses of **SLK drive PASI90 to close or above 70%** to week 16 (above other PsA leading assets)

Note: Comparisons across trials, with inherent limitations. No head-to-head trials. For placebo cross overs to SLK the responses only include patients that received SLK in Part B. Subjects who ended the study per protocol or switched treatment at Wk 12 had their Wk 12 PASI 90 response carried forward. All patients have reached week 16, week 24 database to be locked in Q1 2024

Source: MoonLake Clinical

© 2023 | Proprietary | MoonLake TX

19

Source: © 2023 | Proprietary | MoonLake TX PASI100 responses at week 16 MoonLake Clinical 20 Beyond week 12: Cross overs show continued PASI100 improvement 16.7 37.5 PLC Week 12 ► SLK 120mg Week 16 +20.8 48.1 59.3 Week 12 Week 16 +11.2 57.7 53.8 Week 12 Week 16 Placebo switch to SLK rapidly elevates PASI100 responses All monthly doses of SLK drive PASI100 above 50% to week 16 (and above other PsA leading assets) Percent (%) of patients in each arm, ITT Placebo to SLK cross over (n=24) SLK 120mg (n=27) SLK 60mg (n=26) Note: Comparisons across trials, with inherent limitations. No head-to-head trials. For placebo cross overs to SLK the responses only include patients that received SLK in Part B. Subjects who ended the study per protocol or switched treatment at Wk 12 had their Wk 12 PASI 100 response carried forward. All patients have reached week 16, week 24 database to be locked in Q1 2024

How does SLK compare to BKZ in ACR50 and PASI90?

MoonLake

Comparison of ARGO and BE OPTIMAL using active reference arm



Percent (%) pts reaching score, ITT-NRI
ACR50
20.0
42.9
+3
46.3
53.6
PLC
ADA
SLK (60mg)
SLK (60mg)
Week 16
10.0
45.7
-2
43.9
PLC
ADA
BKZ
PASI90
15.4
50.0
+27
76.9
73.1
PLC
ADA
SLK (60mg)
SLK (60mg)
Week 16
3.0
41.2
+20
61.3
PLC
ADA
BKZ
ARGO
Week 12 (Primary endpoint)
BE OPTIMAL[1]
Week 16 (Primary endpoint)

At primary endpoint, **SLK performs better than BKZ in ACR50 or PASI90** using the ADA active reference arm to compare (most reliable comparison)

Also, using the active ADA reference arms in each trial, we can **reliably determine delta to placebo – 39ppt** for ACR50

SLK delta to placebo for PASI90 is **62ppt**

Note: Comparisons across trials, with inherent limitations. No head-to-head trials. 1 Ritchlin et al. Ann Rheum Dis 2023;82:1404–1414 BE OPTIMAL

Source: MoonLake Clinical

© 2023 | Proprietary | MoonLake TX
21

SLK brings over 40% of patients to **both ACR50 and PASI90** at week 12

MoonLake

Patients reaching both ACR50 and PASI90

Percent (%) pts reaching score, ITT-NRI



p<0.01
vs. placebo
p<0.01
vs. placebo
+37
7.7
21.9
42.3
44.4
25.0
Placebo
(PLC)
SLK
60mg NI
SLK
60mg
SLK
120mg
ADA
40mg
Week 12

- Over **40% of patients** reach both ACR50 and PASI90
- Both **60 mg and 120mg** with induction behave similarly
- As would be expected in PsA, for **some subgroups and some timepoints** one dose performs better than the other, e.g.,
  - 120mg better in patients with moderate-to-severe or nail PsO
  - 60mg is sufficient to control joint inflammation
- The **non-induction dose is not sufficient** to optimally control inflammation in PsA

Note: Nominal p-values from a logistic regression with covariates for sex and prior biologic use; all patients with BSA>=3% at baseline, and distribution of such patients is balanced between arms (see baseline details). Comparison across trials, with inherent limitations. No head-to-head trials.

Source: MoonLake Clinical

© 2023 | Proprietary | MoonLake TX
22

Source: © 2023 | Proprietary | MoonLake TX ACR70 response (% of patients) MoonLake Clinical 23 Let’s look further: In ACR70 SLK further differentiates 29 26 21 18 SLK 60mg SLK 120mg BKZ1 160mg IZO2 80mg 34 37 24 20 SLK 60mg SLK 120mg BKZ1 160mg IZO2 80mg Week 12 Week 16 Note: Comparisons across trials, with inherent limitations. No head-to-head trials. Placebo for SLK is 12.5%, for BKZ is 3% and for IZO is 5%. All patients have reached week 16, week 24 database to be locked in Q1 2024 1 Ritchlin et al. Ann Rheum Dis 2023;82:1404–1414 BE OPTIMAL 2 Behrens et al. 2022 EULAR OP Similar for PASI100 where delta to placebo is also higher +17+13 22 25 20 15∆ to PLC

Let's look further: SLK brings 1 in 3 patients to **both ACR50 and PASI100**

MoonLake

Patients reaching both ACR50 and PASI100 at week 12

Percent (%) pts reaching score, ITT-NRI



p<0.01
vs. placebo
p<0.01
vs. placebo
+26
11
7.7
18.8
30.8
33.3
21.9
Placebo
(PLC)
SLK
60mg NI
SLK
60mg
SLK
120mg
ADA
40mg
ACR70 &
PASI100
(%)
7.7
15.6
26.9
22.2
15.6

- **One third of patients** reach ACR50 and PASI100
- That is **higher than other competitors** have shown, including BKZ, IXE, or SEC
- ACR50+PASI100 **SLK above BKZ** (16.1%, wk 12[1])
- While data from other products has not been disclosed for **ACR70 and PASI100, SLK numbers already show close to 1 in 4 patients** could aspire to this level of response

Note: Comparisons across trials, with inherent limitations. No head-to-head trials. Nominal p-values from a logistic regression with covariates for sex and prior biologic use; all patients with BSA>=3% at baseline, and distribution of such patients is balanced between arms (see baseline details) 1 Warren et al., EADV 2021, P0353

Source: MoonLake Clinical

© 2023 | Proprietary | MoonLake TX

24

MDA: A composite of ambitious clinical response targets in joints & skin

MoonLake

>3 in 4 patients do not achieve MDA
within 6 months of biologic initiation[1]


23%
Responder
77%
Non-responder

% of patients who were MDA responders

MDA breakdown[2]

MDA (Minimal Disease Activity) denotes a patient who has achieved **≥5 of the following 7 criteria**:

1. **Joints:** TJC ≤1
2. **Joints:** SJC ≤1
3. **Skin:** PASI ≤1 *(or BSA ≤3%)*
4. **Entheses:** Tender entheseal points ≤1
5. **PRO:** Patient pain VAS ≤15
6. **PRO:** Patient global activity VAS ≤20
7. **PRO:** HAQ-DI VAS ≤0.5

Achievement of MDA clinical responses with any biologic remains low

1 Data from the CorEvitas registry (N=1,251); Ogdie et al. ACR 2021;abstract 1344; 2 BSA, body surface area; HAQ-DI, Health Assessment Questionnaire Disability Index; PASI, Psoriasis Area and Severity Index; PRO, patient-reported outcome; S/TJC, swollen/tender joint count; VAS, visual analog scale; Gossec et al. J Rheumatol. 2018;45:6–13

Source: Prof Joseph Merola

© 2023 | Proprietary | MoonLake TX
25

Achievement of leading MDA responses **already at week 12** for SLK

MoonLake

Minimal Disease Activity (MDA) response in ARGO

Percent (%) of patients in each arm, ITT-NRI



p=0.02
vs. placebo
44
+8
36
35
41
41
49
+13
36
SLK Best Dose (60mg)
ADA
BKZ
BKZ
ADA
SLK Best Dose (120mg)
ADA
ARGO (Wk 12)
BE COMPLETE (Wk 12)[1]
BE OPTIMAL (Wk 12)[1]
ARGO (Wk 16)

At week 12, MDA responses of SLK **already above what would was observed** in data from other products

At week 16, the ADA arm was similar to week 12 whereas **SLK responses keep increasing – 120 mg close to 50%**

Note: Comparisons across trials, with inherent limitations. No head-to-head trials. Nominal p-value from a logistic regression with covariates for sex and prior biologic use. All patients have reached week 16, week 24 database to be locked in Q1 2024 1 Estimated from data published for the respective study (Merola et al. Lancet. 2023;401:38–48 BE COMPLETE, McInnes et al. Lancet. 2023;401:25–37 BE OPTIMAL)

Source: MoonLake Clinical

© 2023 | Proprietary | MoonLake TX
26

Source: © 2023 | Proprietary | MoonLake TXMoonLake Clinical 27 SLK has highest responses in deep tissue inflammation -10.2 -9.1 -8.4 Nail PsO Severity Index ((m)NAPSI) Note: Comparisons across trials, with inherent limitations. No head-to-head trials. Nominal p-values, from MMRM including co-variates: baseline mNAPSI , sex, prior biologic use, visit, treatment and visit-by-treatment interaction 1 Merola et al. ACR 2023 Abstract #1433 2 Kurt de Vlam et al. ACR 2022 Poster #2151 (estimated from graph) 3 Mease et al. Ann Rheum Dis 2017;76:79–87 (NAPSI and LEI) Mean change from baseline p=0.002 vs. placebo ARGO (Wk 12) SLK Best Dose (120mg) ADA IXE SPIRIT-P1 (Wk 123) Leeds Enthesitis Index (LEI) -1.5 -1.1 -0.9 71 60 Mean change from baseline Percent (%) of pts with LEI 2+ at baseline that improved 2+ pt, ITT-NRI ARGO (Wk 12) SLK Best Dose (120mg) ADA IXE SPIRIT-P1 (Wk 123) Izokibep at Wk 16 (-1.2)2 mNAPSI=0 for SLK is 47% (vs 34% for BKZ at week 161) ARGO (Wk 12) SLK Best Dose (120mg) ADA Leeds Enthesitis Index (LEI)

Source: © 2023 | Proprietary | MoonLake TXMoonLake Clinical 28 SLK impacts outcomes reported by patients and physicians Physician global assessment of disease (PhGADA) Percent (%) of patients, MMRM PsA Impact of Disease (PsAID-12) Note: Comparisons across trials, with inherent limitations. No head-to-head trials. Nominal p-values vs. placebo. 1 SLK analysis MMRM including co-variates: baseline, sex, prior biologic use, visit, treatment and visit-by-treatment 2 McInnes et al. Lancet. 2023;401:25–37 3 Merola et al. Lancet. 2023;401:38–48 4 Ritchlin et al. Ann Rheum Dis 2023;82:1404–1414 5 Coates et al. ACR 2023 Abstract #2230 Mean change from baseline, MMRM1 SLK continues to impact outcomes that matter for patients, with higher performance versus competitors already at week 12 -2.3 -2.2 -1.8 -2.1 -2.2 p<0.001 vs. placebo SLK Best Dose (60mg) ADA BKZ ADA ARGO (Wk 121) BKZ BE COMPLETE (Wk 163) BE OPTIMAL (Wk 162) -45.2 -36.1 -37.4 -37.3 -39.5 SLK Best Dose (120mg) ADA BKZ ADA ARGO (Wk 121) BKZ BE COMPLETE (Wk 165) BE OPTIMAL (Wk 164) P<0.001 vs. placebo

Safety: **no notable signals** indicating a strong profile in PsA

MoonLake

	Placebo	Sonelokimab 60 mg NI	Sonelokimab 60 mg	Sonelokimab 120 mg	Adalimumab *(active reference)*
Patients with events, n (%)	39	41	41	43	42
Any TEAE	15 (38.5%)	12 (29.3%)	14 (34.1%)	17 (39.5%)	14 (33.3%)
Any SAE	0	0	1 (2.4%)[2]	0	0
Any TEAE leading to discontinuation	0	0	0	1 (2.3%)[3]	0
Fatal TEAE	0	0	0	0	0
Most frequent TEAEs[1]					
Upper respiratory tract infection	1 (2.6%)	3 (7.3%)	2 (4.9%)	1 (2.3%)	1 (2.4%)
Injection site erythema (reaction)	0	0	2 (4.9%)	3 (7.0%)	1 (2.4%)
Headache	0	0	1 (2.4%)	2 (4.7%)	0
Adverse events of special interest					
IBD	0	0	0	0	0
Diarrhea	0	0	1 (2.4%)	0	1 (2.4%)
Candidiasis					
Oral Candidiasis	0	1 (2.4%)	1 (2.4%)	0	0
Oropharyngeal Candidiasis	0	0	0	0	0
Esophageal Candidiasis	0	0	0	0	0
Vulvovaginal Candidiasis	0	0	0	0	0
Skin Candidiasis	0	0	0	0	0
Genital Candidiasis	0	0	0	0	0
Other adverse events of interest					
Serious hypersensitivity	0	0	0	0	0
Serious infection	0	0	1 (2.4%)[2]	0	0
MACE	0	0	0	0	0
Liver AST/ALT > 5x ULN	0	0	0	0	0

TEAE, treatment emergent adverse event; SAE, serious adverse event 1 Preferred terms (PTs) as per MEDRA (v26); 2 acute appendicitis leading to appendectomy, SAE due to hospitalization, not-related. 3 Patient discontinued at Week 10 due to AE of tonic clonic seizure, not related to treatment. One case with elevated transaminases >3x ULN in adalimumab arm reported as an AE; one case of transient elevated transaminases and CK concurrent with a reported event of exercise-related muscle inflammation in SLK 60 mg

Source: MoonLake Clinical

© 2023 | Proprietary | MoonLake TX
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SLK continues to show a **favorable benefit-risk profile**

MoonLake

- **From the ARGO trial**
  - No notable signals and no new signals
  - No MACE, no IBD, no malignancies, no SI/B
  - mAb-like ISR levels, no liver signals
  - Less than 3% oral candidiasis on 60mg, none in 120mg - No discontinuations due to candidiasis
- **Beyond the ARGO trial**
  - SLK has a favorable safety profile based on multiple trials (PsO, HS, PsA) involving ~700 pts
  - We see no signal of SI/B related to SLK treatment
  - We have not observed any signal related to liver enzyme elevations in patients exposed to SLK

Source: MoonLake Clinical

© 2023 | Proprietary | MoonLake TX
30

Guidance: What to expect from the second part of the ARGO trial

MoonLake



Part B
Early 2024
Week 12-24
Screening
(up to 4 weeks)
Placebo-controlled period
active reference (no H2H)
Placebo/active reference crossover
Safety
Follow-up
~200 PsA patients
R1,2
Group 1
(n=40)
Sonelokimab 120 mg:
Weeks 0, 2, 4, 6, 8, then Q4W
Group 2
(n=40)
Sonelokimab 60 mg:
Weeks 0, 2, 4, 6, 8, then Q4W
Group 3
(n=40)
Sonelokimab 60 mg:
Weeks 0, 4, 8, then Q4W
Group 4
(n=40)
Placebo
Group 5
(n=40)
Adalimumab 40 mg Q2W
K3
Sonelokimab 120 mg: Week 12, Q4W
Adalimumab 40 mg Week 12, Q2W
Inadequate Responders3
Sonelokimab 60 mg: Week 12, Q4W
Sonelokimab 120 mg: Week 12, Q4W
Inadequate Responders3
Sonelokimab 60 mg: Week 12, Q4W
Sonelokimab 120 mg, Week 12, Q4W
Inadequate Responders3
Sonelokimab 120 mg: Week 12, Q4W
Adalimumab 40 mg Week 12, Q2W
Sonelokimab 120 mg: Week 12, Q4W
Inadequate Responders3
Week 0
4
8
12
16
20
24
PE: ACR50
2° EP
2° EP

Focus of early Q1/Q2-24 results

What we are looking for at Week 24

- Early data from wk 16 confirming **cross-over of patients from placebo elevates responses** – this will be analyzed in Part B
- It appears responses on the SLK **arms with induction (60 and 120mg) are either maintained or improved** at week 16 – this will be determined further in Part B
- Specific improvements on **switches to monthly dosing** also planned to be shared
- Results will be shared either through a presentation like today – as of **early 2024** – or through a conference
- A **peer-reviewed publication** is expected in due course

Notes: 1 Randomization stratified by sex and prior exposure to biologics; 2 At Week 0/Day 1, all eligible participants were randomized 1:1:1:1:1; 3 In the cross-over period, starting at Week 12, participants on sonelokimab 120 mg who have not achieved an adequate response will receive adalimumab 40 mg Q2W until Week 24; participants on sonelokimab 60 mg (started at baseline Q2W or Q4W) who have not achieved an adequate response will receive sonelokimab 120 mg Q4W until week 24; participants on adalimumab who have not achieved an adequate response will receive sonelokimab 120 mg Q4W until Week 24; an adequate response is defined as a reduction of the tender and swollen joint count of ≥20%. Participants on placebo will receive sonelokimab Q4W until Week 24

Source: MoonLake Clinical

© 2023 | Proprietary | MoonLake TX

31

A clear path towards Phase 3

MoonLake

What we already know at week 12

- **Dose-response pattern in line with findings** in plaque-type Psoriasis (PsO, 313 patients) and Hidradenitis Suppurativa (HS, 234 patients)
- Doses with **optimal benefit-risk profile** identified for PsA – **60 mg & 120mg** (with induction)
- Support of **favorable safety profile**
- Main ARGO study design **elements will be replicated in Phase 3** design
- **Larger trial size** (potentially ~800 per trial) expected to **reduce variations** driven by small groups (e.g., prior biologics in ACR50 PLC)
- **Endpoints confirmed** for Phase3 – ACR50 & PASI90 – but with expected **primary endpoint at week 16**
- Currently planning **two trials**
  - **TNF-IR** PLC-controlled trial
  - **Bio-naïve** PLC- and adalimumab-controlled trial

Open points to week 24

- Additional ARGO data to be considered in terms of e.g., expected responses, powering requirements, secondary endpoints
- 24-week results also need to be considered, for example impact of weight etc. to determine key sub-groups
- Considerations for two doses or dose escalation to address different sub-groups (e.g., with PASI≥10)
- ARGO full safety profile to confirm benefit-risk and any adjustments required to inclusion/exclusion

Source: MoonLake Clinical

© 2023 | Proprietary | MoonLake TX
32

MoonLake

Research & Clinical Summary

The scientific rationale for a unique molecule

- SLK has unique IL-17F and A binding properties, a key inflammation MoA
- SLK has enhanced tissue penetration, reaching where mAbs cannot
- Direct evidence in animal models of differential penetration into joints

What ARGO shows – impact of SLK Nanobody® in PsA

- ACR50 primary endpoint met with highest scores observed so far
- PASI90 secondary endpoint also met with highest scores observed so far
- Higher outcomes (ACR70, PASI100) vs current standards
- Impact on what matters for patients & physicians: MDA, mNAPSI, LEI, etc.
- Favorable safety tolerability profile, as observed previously in other trials

Optimal outcome for fast clinical development

- Winning dose regimen and endpoints now known for Phase 3
- Builds on HS and PsO data and de-risks next MLTX trials

Note: Comparisons across trials, with inherent limitations. No head-to-head trials. SLK binding properties and tissue penetration data have been presented previously

Source: MoonLake Clinical

© 2023 | Proprietary | MoonLake TX 33

© 2023 | Proprietary | MoonLake TX Moving Forward 34

SLK is a potential leader in large inflammatory diseases

MoonLake

		Trial	Patients (n)	Leading MoA	SLK leading asset
	**HS**	Phase 2b (MIRA) *Placebo-controlled with Cosentyx™*	234	IL-17A & F TNF & IL-17A	✓ **Highest** ever primary endpoint (HiSCR75), **largest** deltas to placebo, depth of responses
	**PsO**	Phase 2b *Placebo-controlled with Humira™*	313	IL-17A & F IL-23 & IL-17A	✓ **Largest** delta vs market leader Cosentyx™ at PASI100, compared to BKZ, IL-23, etc.
	**PsA**	Phase 2b (ARGO) *Placebo-controlled with Humira™*	207	IL-17A & F TNF & IL-17A	✓ **Highest responses** in skin/joints, MoA shows **best** data
	*Other Rheum & Derm*	TBA	TBA	IL-17A & F Other	○ IL-17A & F inhibition **best** data in AS, nr-AxSpA, enthesitis…

PsA ARGO 24 week data in early 2024, also decisions on other indications

Source: MoonLake Corporate

© 2023 | Proprietary | MoonLake TX 35

Differentiation: SLK combines properties like no other asset

MoonLake

A promising MoA…

- **Highest responses**

  IL-17A & F inhibition showed highest & most durable responses (BKZ & SLK)

- **Favorable safety profile**

  Long history of consistent safety for IL-17, where Candida ("thrush") is main adverse event – vs. TB, ISRs, cancer, infections, CV events, death… (with TNFa or JAK1)

- **Leading potential**

  Top 2 typically get 2/3 of indication bio sales (avg. $4bn+)[1]

… and a differentiated molecule

- **Elevated Performance**

  SLK shows highest responses at high treatment goals, HiSCR75, IHS4-100, PsO PASI100, PsA ACR50/70+PASI90/100 and key patient outcomes

- **Higher goals**

  Combines higher primary clinical endpoints in comparisons to gold-standards like Humira® (or Cosentyx®)

- **Improved convenience**

  Monthly 1ml maintenance injections and leading benefit-risk profile

Note: Comparisons across trials, with inherent limitations. No head-to-head trials. 1 Based on analysis of 2023 sales of 11 indications (PsO, RA, Asthma, AD, AxSpA, CU, SLE, PsA, COPD, CD, UC) – 2030 ranges are even higher

Source: DRG, MoonLake Corporate

© 2023 | Proprietary | MoonLake TX 36

SLK is a potential leader in Type 3 diseases

Inflammatory Pathway	Other	Type 1	Type 2	Type 3
		E.g., aTL1A	*E.g., Dupixent*	*E.g., Sonelokimab*
Primary immune cells[1,2]	B cell	Macrophage; Th1, ILC1, NK	Th2 cell, ILC2, Mast cell; T_{fh}, Basophil, Eosinophil	Neutrophil; Th17, Th22, ILC3
Key cytokines[1-3]	IL-1, IL-36	IFNγ, TNF, IL-6, IL-12, IL-2	IL-4, IL-5, IL-13, IL-31	IL-17, IL-22, IL-23
Diseases related to dysregulated immunity *(examples)*[4,6]	B cell dominated: Pemphigus, ITP Autoinflammatory: CAPS, DIRA	UC, CD SLE, other CTD Rheumatoid Arthritis	Atopic dermatitis Allergic asthma CRSwNP Eosinophilic esophagitis Food allergy, **BP**	PsO, PsA, HS, NR & R Ax-SpA, GPP, PPP, PG, GCA, SSc, Myositis, AIH, Cholangitis, Glomerulosis, A-HCC etc.



Note: Simplified depiction based on key published information, not meant to be exhaustive in nature. AD, atopic dermatitis; IFNγ, interferon gamma; IL, interleukin; ILC, innate lymphoid cell; NK, natural killer; Tfh, follicular helper; Th, T helper.

1 Kaiko GE, et al. *Immunology*. 2008;123:326-338 2 Eyerich K, Eyerich S. *J Eur Acad Dermatol Venereol*. 2018;32:692-703 3 Raphael I, et al. Cytokine. 2015;74:5-17 4 Nakayama T, et al. *Annu Rev Immunol*. 2017;35:53-84 5 Coates LC, et al. *Semin Arthritis Rheum*. 2016;46:291-304 6 Gandhi NA, et al. *Expert Rev Clin Immunol*. 2017;13(5):425-437.

Source: MoonLake Corporate

© 2023 | Proprietary | MoonLake TX

37

MLTX has a full set of expected catalysts to year end, more in 2024

MoonLake

2023

Jun 26

HS primary data

Successful Ph2b 1ry endpoint at wk 12

SLK shows promising results in all scores incl. innovative HISCR75 & DT100

Fast onset, favorable safety profile

Sep 11

Capital Markets Day

Landscape & opportunity in PsA

ARGO trial and baseline demonstrating robustness of MLTX trial

Guidance on PsA data

Guidance on HS 24 wk data, and vs izokibep

Oct 16

HS 24-week data

Increased response at highest scores with maintenance dosing

Confirmation of 120mg as "winning dose"

TNF switching to SLK

Today

November

PsA primary data

ACR50 and PASI90 scores at week 12

Step up of scores to ACR70 and PASI100

Additional scores of relevance it matters (deep inflammation, disease activity)

Choice of dose for Ph3

December

FDA EoP2 meeting

2024

Catalysts throughout the year

PsA Ph2b 24-wk

Start of HS Ph3

Start of PsA Ph3

FDA EoP2 meeting

New Ph2 programs

Ph3 readiness expected across indications

800+ patients treated

Supply capacity into 3rd year of launch

Expected cash runway beyond Ph 3 results

Source: MoonLake Corporate

© 2023 | Proprietary | MoonLake TX 38

MLTX operates from a position of strength

Cash, cash equivalents & short-term marketable securities in USD M


-5.8
501.8
496.0
June 30, 2023
September 30, 2023 (preliminary)

- **Strong balance sheet with USD 496M** in cash, cash equivalents and short-term marketable debt securities as per September 30, 2023
- **Low cash burn of USD 5.8M in Q3-2023** demonstrating cost-efficient set up and focus of MLTX
- **Expected cash runway until the end of 2026**, covering
  - Completion of ongoing Ph2 programs in HS & PsA
  - Ph3 program in HS
  - Ph3 program in PsA
  - Additional Ph2 program
  - Submission of BLA
  - All other base spend

1 Differences may not add up due to rounding

Source: MoonLake Finance

© 2023 | Proprietary | MoonLake TX 39

MLTX has the potential to become a leader in I&I

MoonLake

- **Best in class potential** – SLK is a promising molecule as shown by Ph 2b data in HS and PsO, and now the primary endpoint data in PsA
- **Rarefied air** – only 2 molecules can inhibit all IL-17 pro-inflammatory dimers, only SLK combines that MoA with unique molecular characteristics that differentiate it
- **MLTX = Robust trials** – pivotal-like designs provide differentiating insight, esp. in diseases like HS, PsA, PsO & related inflammatory conditions
- **Potential multi Bn drug** – SLK may impact very large markets that are growing fast now, with potential over $70bn, as a leading asset in Type 3 inflammation
- **Our time** – MLTX has key near-term catalysts and is in a position of financial stability and strength

Source: MoonLake Corporate

© 2023 | Proprietary | MoonLake TX 40

© 2023 | Proprietary | MoonLake TX Q&A 41

W: moonlaketx.com | E: info@moonlaketx.com